                                 CAREERTEK INC.

                            NON-COMPETITION AGREEMENT

This Non-Competition Agreement is made as of the ___ day of _____, 2000 by and among CareerTek, Inc., a Wyoming company and its wholly owned subsidiaries
(hereinafter called the "Company") and _____________ (hereinafter called the
"Employee").

WHEREAS, the Employee is an executive officer and/or a key employee of the
Company; and

WHEREAS, the Company has developed, and will continue to develop during the period Employee is so retained by the Company, goodwill by, among other things, substantial expenditure of money and effort.

NOW, THEREFORE, in consideration of the promises and the mutual covenants and undertakings contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, IT
IS AGREED:

   1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

(a) Agreement means this Non-Competition Agreement as may be amended from time to time in the manner provided in this Agreement.

(b) Employment means the current or anticipated or subsequent retention of
Employee by the Company as a full-time employee, a part-time employee, a consultant or otherwise, or any other period during which Employee receives compensation from the Company in any capacity, including the earning out from escrow of common shares or the conversion of special shares in the Company received pursuant to the Purchase and Sale of Software Agreement.

   2. Prohibited Competition. Employee recognizes and acknowledges the competitive and proprietary nature of the Company's business operations.
Employee acknowledges and agrees that a business will be deemed competitive with the Company if it involves the development, enhancement or sales of psychometric profiling software for use via the internet or in other manners, whether it be for companies, employees, applicants or students, or in related areas of software development, enhancement or sales (such business to be referred to as the "Field of Interest").

Employee acknowledges and agrees that a business will be deemed competitive with the Company if it involves the development, enhancement or sales on the subject of information technology of a nature similar to jobFit, careerFit or studentFit or products developed using any or all of them as at least a partial basis for further development.

Employee hereby agrees in consideration of the Company's agreement to purchase the related software developed by Employee and the issuance to him or his designees of a significant amount of Company stock and in view of the confidential position to be held by Employee, and the confidential nature and proprietary value of the information which the Company may share with Employee, the requirement of Employee to continue to participate in the further development of the software referred to above and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, as follows:

Employee agrees that for a period beginning on the date hereof and continuing until the expiration of this Agreement, Employee shall not engage, directly or indirectly, on his own behalf or on behalf of any other person or entity other than the Company, whether as principal, agent, partner, co-venturer, owner, stockholder, contract speaker, employee or consultant, anywhere in the world, in any business or activity within the field of Interest.

Employee further recognizes and acknowledges that (i) the types of employment which are prohibited by this paragraph are narrow and reasonable in relation to the skills which represent Employee's principal salable asset both to the
Company and to Employee's other prospective employers, and (ii) the specified but broad geographical scope of the provisions of this paragraph is reasonable, legitimate and fair to Employee in light of the Company's need to perform its functions and market services and throughout the world in order to have a sufficient customer base to the Company's business profitability, especially in light of the significant amount of common shares issued to Employee.

If any party of this section should be determined by a court of competent jurisdiction to be unreasonable in duration, geographic area, or scope, then this section is intended to and shall extend only for such period of time, in such area and with respect to such activity as is determined to be reasonable.

   3. Continuing Obligations. Employee's obligations under this Agreement shall not be affected: (i) by any termination of Employee's employment, including termination by the Company's initiative; nor (ii) by any change in Employee's position, title or function with the Company; nor (iii) by any interruption in employment during which Employee leaves and then rejoins the Company within a period of six months. Nothing herein shall be construed as constituting an employment agreement or an undertaking by the Company to retain Employee's services for any stated period of time.

   4. No Conflicting Agreements. Employee represents and warrants that execution and performance of this Agreement does not and will not violate, conflict with, or constitute a default under any contract, commitment, agreement, understanding, arrangements, or restriction, or any adjudication, order, injunction or finding of any kind by any court or agency to which Employee may be a party or by which Employee may be bound.

   5. Remedies. In the event of any breach by Employee of any of the provisions of this Agreement, the Company shall be entitled, in addition to monetary damages and to any other remedies available to the Company under this Agreement and at law, to equitable relief, including injunction relief, and to payment by
Employee of all costs incurred by the Company in enforcement against Employee of the provisions of this Agreement, including reasonable attorneys' fees.

   6. Third Party Beneficiary. The Company and Employee expressly acknowledge and agree that any wholly owned or partially owned subsidiaries of the Company are third party beneficiaries of this Agreement. The parties intend that the rights and privileges of the Company as set forth in this Agreement are intended to benefit the Third Party Beneficiaries as well as the Company.

   7. Amendments and Supplements. This Agreement may not be amended, modified or supplemented by the parties hereto, except by an instrument in writing signed by the Company, Employee and the Third Party Beneficiaries.

   8. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered by hand, sent via a reputable overnight courier service with confirmation of receipt requested, or mailed by registered or certified mail (postage prepaid and return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice), and shall be deemed given on the date on which delivered by hand or otherwise on the date of receipt as confirmed:

To the Company

                           CareerTek, Inc.
                           170 Attwell Drive, Suite 640
                           Toronto, Ontario, Canada  M9W 5Z5

                           Attention: President

To Employee

With a copy to:

                           Bruce F. Fein, Esq.
                           Bruce F. Fein, P.C.
                           6363 Woodway Drive, Suite 965
                           Houston, Texas  77057

   9. No Waiver. The terms and conditions of this Agreement may be waived only by a written instrument signed by the party waiving compliance; provided, however, that any waiver, by the Company of Employee's compliance must also be waived by the Third Party Beneficiaries. The failure of any party hereto to enforce at any time any of the portions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

   10. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.
This Agreement may not be assignable by operation of law or otherwise; provided, however, that the Company may assign this Agreement in connection with the merger, consolidation or sale of all or substantially all of the assets of the
Company or to an affiliated or subsidiary Company.

   11. General Provisions.

(a) Severability. If any provision of this Agreement shall be found to be invalid, inoperative or unenforceable in law or equity, such finding shall not affect the validity of any other provisions of this Agreement, which shall be construed, reformed and enforced to effect the purposes of this Agreement to the fullest extent permitted by law.

(b) Miscellaneous. This Agreement: (i) may be executed in any number of counterparts, each of which, when executed by both parties to the Agreement shall be deemed to be an original, and all of which counterparts together shall constitute one and the same instrument; (ii) shall be governed by and construed under the laws of the state of Wyoming without application of principles of conflicts of laws; (iii) shall constitute the entire agreement of the parties with respect to the subject matter hereof, superseding all prior oral and written communications, proposals, negotiations, representations, understandings, courses of dealing, agreements, contracts and the like between the parties in such respect; (iv) contains headings only for convenience, which headings do not form part, and shall not be used in construction, of this
Agreement; and (v) be enforced only in courts located within the State of
Wyoming and the parties hereby agree that such courts shall have venue and exclusive subject matter and personal jurisdiction, and consent to service of process by registered mail, return receipt requested, or by any other manner provided by law.

                  Executed under seal as of the date first above written.

                                                  ______________________________
                                                                 Peter Donnelly

                                                                CAREERTEK, INC.

                                               By:______________________________